Investor Presentation
May 5, 2011

Forward Looking Statements

This presentation contains forward-looking statements, which can be identified by the use of words such as “believes,” “expects,”
“anticipates,” “estimates” or similar expressions. These forward-looking statements include, but are not limited to:
 ▶  statements of our goals, intentions and expectations;
 ▶  statements regarding our business plans, prospects, growth and operating strategies;
 ▶  statements regarding the asset quality of our loan and investment portfolios; and
 ▶  estimates of our risks and future costs and benefits.
These forward-looking statements are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the following factors:
 ➢ general economic conditions, either nationally or in our market areas, that are worse than expected;
 ➢ changes in the interest rate environment that reduce our margins or reduce fair value of financial instruments;
 ➢ increased competitive pressures among financial services companies;
 ➢ changes in consumer spending, borrowing and savings habits;
 ➢ legislative or regulatory changes that adversely affect our business;
 ➢ adverse changes in the securities and credit markets; and
 ➢ changes in accounting policies and practices, as may be adopted by bank regulatory agencies or the Financial Accounting
 Standards Board.
Any of the forward-looking statements that we make in this presentation and in other public statements we make may later prove incorrect because of inaccurate assumptions, the factors illustrated above or other factors that we cannot foresee. Consequently, no forward-looking statement can be guaranteed.
Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

Use of Non-GAAP Financial Measures

- This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non- GAAP financial measures include tangible common equity, tangible common equity per share and core earnings.
- Tangible common equity and tangible common equity per share are calculated by excluding any intangible assets from stockholders' equity. We believe that this is consistent with the treatment by the office of Thrift Supervision, our regulatory agency, which excludes any intangible assets from the calculation of risk-based capital ratios. Accordingly, management believes that these non-GAAP financial measures provide information to investors that is useful in understanding the basis of our risk-based capital ratios.
- Core earnings are defined as net income before extraordinary items, less the after-tax portion of income/(loss) from nonrecurring items. Management believes that presenting core earnings is useful in assessing our core operating performance and trends, particularly during periods of economic stress.
- These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of tangible common equity, tangible assets and core earnings excluding the items noted above, this presentation may not be comparable to other similarly titled measures as calculated by other companies.
- A reconciliation of the non-GAAP measures to the nearest GAAP measure is provided in the appendix to this presentation.

Issuer:	SI Financial Group, Inc.
Listing / Ticker:	Nasdaq Global Market / “SIFI”
Market Price Per Share:	$9.95
Shares Outstanding:	10,576,302
Market Capitalization:	$105.2 million
Tangible Book Value Per Share:	$11.80
Price to Tangible Book Value:	84.3%
Dividend Yield:	1.2%
Market Summary as of 05/02/11

Company Overview

Savings Institute Bank & Trust

Enfield
Suffield
Granby
Stafford
Hazardville
Windsor Locks
Woodstock
Putnam
Winsted
New Hartford
Ellington
Simsbury
Windsor
Vernon
Tolland
Willington
Windham
South Windsor
Canton
Avon
Bloomfield
Tolland
Storrs
Danielson
Torrington
East Hartford
Coventry
Brooklyn
West Hartford
Farmington
Hartford
Hartford
Wethersfield
Willimantic
Moosup
Naugatuck
Newington
Plainfield
Bristol
New Britain
Hebron
Shetucket
CONNECTICUT
Lebanon
Wolcott
Southington
Cromwell
Portland
Marlborough
Jewett City
Waterbury
Meriden
Middletown
Norwich
Prospect
Montville Center
Naugatuck
Cheshire
Connecticut
Little Haddam
Beacon Falls
East Haddam
Ledyard Center
Wallingford
Uncasville
Oxford
Middlesex
Hamden
North Haven
New Haven
North Branford
Essex
New London
Groton
Mystic
Derby
Woodbridge
Niantic
Poquonock Bridge
Old Lyme
New Haven
East Haven
Guilford
Westbrook
Old Saybrook
Fishers Island
West Haven
Madison
Clinton
Milford
Long Island Sound
Gardiners Bay

Company History

▶ Headquartered in Willimantic, CT
▶ Established in 1842
▶ Total assets in 1995: $252 million
▶ Total assets at 3/31/11: $929 million

Name	Position	Years of Experience	Years with Savings Institute
Rheo A. Brouillard	Director, President and Chief Executive Officer	34	15
Brian J. Hull	Chief Financial Officer and Treasurer	24	13
David T. Weston	Senior Vice President and Senior Trust Officer	23	6
William E. Anderson	Senior Vice President and Retail Banking Officer	18	15
Laurie L. Gervais	Senior Vice President and Director of Human Resources	27	27
Michael J. Moran	Senior Vice President and Senior Credit Officer	30	15

Experienced Management Team

▶ Savings Institute’s management team is comprised of experienced individuals that have operated through various credit cycles and have executed the Bank’s growth strategy
▶ 156 years of Banking Experience, 91 years at SIBT
▶ CEO, CFO and SCO with 88 years of commercial bank experience
▶ Chief Risk Officer with 10 years of compliance and operations experience

BRANCH LOCATIONS

Brooklyn
536 Providence Road (Route 6)

Canterbury
180 Westminster Road (Route 14)

Colchester
63 Norwich Avenue

Dayville
596 Hartford Pike

East Hampton
50 East High Street

East Lyme
303 Flanders Road

Enfield
85 Freshwater Boulevard

Groton
971 Poquonnock Road

Hebron
115 Main Street

Lebanon
554 Exeter Road

Lisbon
180 River Road

Mansfield
95 Storrs Road

Moosup
344 Prospect Street

New London
15 Masonic Road

North Windham
474 Boston Post Road

Norwich
108 Salem Turnpike

South Windsor
1000 Sullivan Avenue

Stonington
80 Stonington Road, Route 1

Tolland
200 Merrow Road (Route 195)

Willimantic
West Main Street Office
60 Cantor Drive

Enfield
91
Tolland
84
395
Dayville
South Windsor
Mansfield
Brooklyn
North Windham
Moosup
Willimantic
Hebron
Canterbury
2
Lebanon
East Hampton
Lisbon
91
Colchester
Norwich
Stonington
New London
Groton
East Lyme
95
Long Island Sound

Executive Office and Main Banking
803 Main Street
Willimantic

Hartford
CONNECTICUT

Every branch office includes an ATM for customer convenience. In addition, there are 8 other ATM locations.

8

Company Profile

Headquartered in Willimantic, CT, SI
Financial reorganized to a two-tier
mutual holding company in 2000 and sold
a minority interest in 2004. In 2011, SI
Financial completed their 2nd step
conversion.
As of December 31, 2010 / March 31, 2011:
▶ Total assets: $926.4 M / $929.4 M
▶ Total capital: $81.1 M / $128.9 M
▶ Number of banking offices: 21
▶ Number of full-time employees: 237
▶ Number of part-time employees: 38 / 37

Market Area Overview

▶ Savings Institute operates 21 full-service community banking locations in
 Windham, New London, Tolland, Hartford and Middlesex counties in Connecticut
▶ 30 miles east of Hartford, Connecticut
▶ Diverse economy primarily oriented to the educational, service, entertainment, manufacturing and retail industries. Largest employers include:
 ▶ The Mohegan Sun and Foxwoods casinos
 ▶ General Dynamics Defense Systems
 ▶ Pfizer, Inc.
 ▶ Several institutions of higher education (University of Connecticut, Eastern Connecticut
 State University, Mitchell College, Connecticut College)
▶ Small to mid-sized businesses generally support the local economies
▶ During the current economic downturn Savings Institute’s primary market area has remained a relatively stable banking market
 ▶ Since 2000, primary market’s population has grown by approximately 7.1% versus 3.8%
 for Connecticut
 ▶ In the 5 counties Savings Institute maintains branches median household income levels ranged from $58,000 to $78,000 versus $70,000 for Connecticut and $54,000 for the
 U.S.

Windham, CT				
Rank	Institution	Branches	Deposits ($000s)	Market Share
1	SI Financial Group Inc. (MHC) (CT)	7	$286,031	20.7%
2	PSB Holdings Inc. (MHC) (CT)	5	278,902	20.2
3	Citizens National Bancorp (CT)	5	176,751	12.8
4	Bank of America Corp. (NC)	4	164,942	11.9
5	First Niagara Finl Group (NY)	5	154,691	11.2
6	Liberty Bank (CT)	2	125,369	9.1
7	Jewett City Savings Bank (CT)	3	92,172	6.7
8	People's United Financial Inc. (CT)	3	56,357	4.1
9	Royal Bank of Scotland Group	1	33,914	2.5
10	Eastern Federal Bank (CT)	1	13,357	1.0
	Total For Institutions In Market	**36**	**$1,382,486**	

Tolland, CT				
Rank	Institution	Branches	Deposits ($000s)	Market Share
1	First Niagara Finl Group (NY)	12	$644,286	29.9%
2	Rockville Financial Inc. (MHC) (CT)	8	556,090	25.6
3	Bank of America Corp. (NC)	5	230,925	10.6
4	People's United Financial Inc. (CT)	4	196,932	9.1
5	Stafford Savings Bank (CT)	3	151,559	7.0
6	SI Financial Group Inc. (MHC) (CT)	3	122,134	5.6
7	Webster Financial Corp. (CT)	2	91,965	4.2
8	Liberty Bank (CT)	1	78,527	3.6
9	Toronto-Dominion Bank	1	39,846	1.8
10	New England Bancshares (CT)	1	23,006	1.1
	Total For Institutions In Market	**42**	**$2,171,405**	

New London, CT				
Rank	Institution	Branches	Deposits ($000s)	Market Share
1	Royal Bank of Scotland Group	14	$858,595	20.6%
2	Chelsea Groton Bank (CT)	14	634,610	15.2
3	People's United Financial Inc. (CT)	12	545,719	13.1
4	Liberty Bank (CT)	9	468,258	11.2
5	Bank of America Corp. (NC)	10	435,322	10.4
6	Dime Bank (CT)	10	433,400	10.4
7	SI Financial Group Inc. (MHC) (CT)	8	203,022	4.9
8	Eastern Federal Bank (CT)	3	109,173	2.6
9	Jewett City Savings Bank (CT)	2	101,468	2.4
10	Webster Financial Corp. (CT)	3	84,697	2.0
	Total For Institutions In Market	**95**	**$4,168,798**

Market Area Presence

▶ Savings Institute is among the top 10 banks by market share in 3 of the 5 counties in which it does business
Source: FDIC. Data as of 6/30/10.

Business Strategy

▶ Continue community oriented focus by offering a full range of financial products and services to its customers
▶ Optimize future growth opportunities by executing a proven business model and by seeking acquisition opportunities in areas in or adjacent to existing market area
▶ Actively manage the balance sheet and diversify the asset mix
 ▶ Prudently increase percentage of assets consisting of multi-family, commercial real estate and commercial business loans
▶ Continue conservative underwriting practices and maintain a high quality loan portfolio
▶ Increase core deposits by emphasizing demand, savings and money market accounts
▶ Supplement noninterest income through expanded mortgage banking operations and existing wealth management operations

Pittsfield
Northampton
Holyoke
Chicopee
Westfield
Agawam
Springfield
Worcester
Framingham
Marlborough
Cambridge
Dedham
MASSACHUSETTS
Enfield
Simsbury
Vernon
Windsor
Torrington
West Hartford
Farmington
Hartford
Manchester
Wethersfield
New Britain
Bristol
CONNECTICUT
Southington
Waterbury
Middletown
Meriden
Naugatuck
Wallingford
Hamden
North Haven
New Haven
East Haven
West Haven
Milford
Bridgeport
Fairfield
Norwich
New London
Groton
Woonsocket
Cumberland Hill
North Providence
Providence
Johnston
Cranston
West Warwick
Warwick
Bristol
North Kingstown
RHODE ISLAND
Newport
Attleboro
Taunton
Fall River
Atlantic Ocean
Long Island Sound
Block Island

Acquisition Opportunities

▶ In Connecticut, Rhode Island and
 Massachusetts there are
 approximately 26 public and private
 banks and thrifts with assets
 between $100 million and $500
 million
 ▶ 11 are de novo
 ▶ 4 have TARP outstanding
 ▶ 2 have Texas ratios of greater than
 50%*
▶ On a selective basis Savings
 Institute would consider expanding
 into contiguous or near-contiguous
 markets via:
 ▶ Whole bank acquisitions
 ▶ Branch acquisitions
 ▶ FDIC assisted transactions
* Texas ratio defined as nonperforming assets, accruing restructured debt and accruing loans 90+ days past due divided by tangible common equity plus loan loss reserves.

Financial Highlights

Total Assets ($000s)

$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$691,868
$757,037
$790,198
$853,122
$872,354
$926,409
$929,431
2005
2006
2007
2008
2009
2010
3/31/2011

14

Franchise Growth
▶ Savings Institute has grown organically and through acquisitions, resulting in an asset CAGR from 2005 to 2010 of 6.0%
 ▶ Since 2005 has acquired 2 branches, opened 4 branches and relocated or renovated 6 existing branches, expanding market presence in Tolland, New London, Hartford and
 Middlesex counties

Diversified Loan Portfolio

▶ Savings Institute has diversified its portfolio mix by increasing commercial real estate, multi-family and commercial business lending while maintaining prudent underwriting practices
▶ Increased focus on SBA and USDA guaranteed commercial lending
At March 31, 2011
Total Loans: $611.4 million
At December 31, 2005
Total Loans: $516.4 million
Other loans consist of home equity and other consumer.
1-4 Family
Residential
52%
Other
Commercial
4%
Construction
9%
SBA and USDA
Guaranteed
Commercial
11%
Other
5%
Multi-family and
CRE
19%
Other
Commercial
4%
Construction
1%
SBA and USDA
Guaranteed
Commercial
21%
Other
5%
Multi-family and
CRE
26%
1-4 Family
Residential
43%

Commercial Concentrations	3/31/2011	% of Commercial Concentrations	% of Capital
Apartments	$21,942	12%	17%
Non Profit & Religious	19,361	11%	15%
Retail Shopping Centers	13,247	7%	10%
Office	11,919	7%	9%
Hospital/Healthcare	11,638	6%	9%
Social Services	9,040	5%	7%
Physician Offices	8,536	5%	7%
Mini Storage	7,828	4%	6%
Motor Vehicle Dealers	6,664	4%	5%
Recreational & Fitness	6,573	3%	5%
Others	65,583	36%	51%
Total	**$182,331**	**100%**	**141%**

Commercial Loan Concentrations

Commercial loan concentration includes CRE, Multi-family and C&I loans
Dollars in thousands

2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.21%
0.09%
0.28%
0.19%
0.33%
1.09%
0.78%
1.10%
1.30%
0.77%
1.86%
1.24%
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
Peer Median
Savings Institute

17

Asset Quality Trends
▶ Savings Institute has maintained high asset quality with solid reserve coverage
 ▶ Aggressive early recognition of nonperforming loans
NPAs and TDRs/Assets
Peer group comprised of all publicly traded banks and thrifts in Connecticut.
2005
2006
2007
2008
2009
2010
3/31/2011
Total Nonperforming Loans
$240
$1,392
$7,632
$9,328
$3,007
$4,925
$6,173
Other Real Estate Owned
325
0
913
0
3,680
1,285
830
Total Nonperforming Assets
$565
$1,392
$8,545
$9,328
$6,687
$6,210
$7,003
Accruing Troubled Debt Restructurings
74
72
71
69
67
5,261
5,704
Total NPAs and TDRs
$639
$1,464
$8,616
$9,397
$6,754
$11,471
$12,707
NPLs/Loans
0.05%
0.24%
1.29%
1.50%
0.49%
0.80%
1.01%
NCOs/Avg Loans
(0.01)
0.03
0.03
0.09
0.64
0.16
0.29
NPAs and TDRs/Assets
0.09
0.19
1.09
1.10
0.77
1.24
1.37
Reserves/Loans
0.71
0.76
0.89
0.97
0.80
0.78
0.75
Reserves/NPLs
1,529.6
313.6
68.7
64.8
162.7
97.4
73.9

Non Performing Asset Breakdown

Dollars in thousands
30-59 days
60-89 days
Non
At 3/31/11
Accruing
Accruing
Accrual
OREO
1-4 Family Residential
$2,417
$11
$4,079
$190
CRE and Multi-family
595
0
1,992
640
Other Commercial
0
0
52
0
Home Equity
285
0
50
0
Other Consumer
9
2
0
0
Total
$3,306
$13
$6,173
$830
Excludes Purchased SBA/USDA Loans

Securities Portfolio

▶ Savings Institute maintains a diversified securities portfolio totaling $217 million as of March 31, 2011
▶ Savings Institute has previously taken $2.3 million in OTTI charges on 3 pooled trust preferred securities and one non agency MBS
▶ Savings Institute performs impairment analyses on its securities portfolio quarterly
 ▶ As of March 31, 2011 investments below investment grade consisted of pooled trust preferred securities with a book value of $6.7 million and a fair value of $3.7 million and non-agency MBS with a book value of $7.3 million and a fair value of $6.9 million
March 31, 2011
Equity
1%
USG and Agency
Obligations
17%
Corporate Debt
7%
Agency MBS -
Residential
47%
Non-Agency MBS
- Residential
6%
State and
Municipal Debt
3%
CDOs (TRuPs)
2%
GSE Debt
Obligations
17%

$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
($000s)
$265,046
$244,251
$260,044
$278,632
$274,438
$273,897
$305,840
$314,811
$347,478
$311,309
$371,151
$289,563
$390,133
$281,241
2005
2006
2007
2008
2009
2010
3/31/2011
Time Deposits
Non-Time Deposits

Deposit Mix

▶ Savings Institute has grown deposits and emphasized the growth of core deposits through investments to its branch network, new product offerings and attracting commercial deposits from small and medium size businesses
▶ From 2005 to 2010 total deposits and non-time deposits have grown at CAGRs of 5.3% and
 7.0%, respectively
Total deposits exclude mortgagors’ and investors’ escrow accounts.
Cost of
Interest
Bearing
Deposits
1.98%
2.74%
3.19%
2.85%
2.25%
1.55%
1.28%

Electronic Banking

Transactions at SIBT ATMs
195,229
190,790
Debit Signature Transactions
466,042
513,614
Debit POS/ATM Transactions
522,519
555,505
On Line Bill Pay Transactions
78,954
82,292
eStatement Accounts
7,796
9,524
Consumer Online Customers
10,989
13,021
Business Online Customers
471
848

Mortgage Banking

Dollars in thousands
▶ Savings Institute has recently started selling mortgage loans but has been retaining the servicing portion and receives a fee for doing so.
Residential Mortgage Loans
Originated
$17,314,000
$25,094,000
Sold
7,624,000
19,844,000
Residential Loans Sold / Serviced
$125,543,757
$163,778,354

- 2011, Q1 Extraordinary Expense, $500,000 Cash Contribution to SI Financial Group Foundation

Dollars in Thousands

$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$3,397
$2,778
$1,412
$1,713
$690
$3,003
$544
2005
2006
2007
2008*
2009*
2010
3/31/2011*
Core Income

Core Profitability

▶ Core earnings have remained profitable, after excluding the following events:
 ▶ 2008 write down on securities of $7.1 million
 ▶ 2009 FDIC special assessment of $393,000
* Excludes events as noted above.

Strong Capital Profile

(1) Represents bank level data.
▶ Through internal capital generation Savings Institute has remained well capitalized throughout the current economic crisis
▶ As a result of our recent 2nd step offering, Savings Institute continues to have a strong capital base for growth and execution of its business plan
As of March 31, 2011
Minimum
Actual
Tangible Common Equity
NA
10.91%
Leverage (1)
5.00%
10.91
Tier 1 Risk Based (1)
6.00
20.80
Total Risk Based Capital (1)
10.00
21.77

Stock Buybacks and Dividends

▶ Since completing our MHC offering in December 2004, SI Financial has repurchased approximately 786,000 shares
 ▶ Approximately 15.6% of original offering
▶ Between March 2005 and March 2011 SI Financial has paid stockholders a total of
 $0.72 in quarterly dividends
▶ Quarterly dividend was suspended in January 2009 in order to preserve capital
▶ With improving earnings outlook, quarterly dividend of $0.03 reinstated in May
 2010 resulting in an annual dividend yield of 1.50% based on the $8.00 per share offering price*
* The rate of such dividends will be in the discretion of the board of directors and will depend upon a number of factors. No assurance can be given that SI Financial will continue to pay dividends or that they will not be reduced in the future.

Investment Merits
▶ Community-oriented bank with experienced management team
 ▶ Managed company through different credit cycles
 ▶ Executed various bank and non-bank acquisitions
▶ Strong asset quality track record and reserve coverage levels
▶ Strong core deposit base
▶ Diversified loan portfolio
▶ Internal and external growth opportunities post-transaction

Trading Multiples

(1) Peer Group consists of Nationwide thrifts with assets between $500M and $1.5B and market caps between $75M and $125M.
Data as of May 2, 2011
Source: SNL Financial
SIFI
Average
Median
Average
Median
Price
$9.95
Price / Earnings
NM
19.80x
14.76x
26.78x
24.28x
Price / Book
81.62%
90.27%
87.31%
95.43%
91.99%
Price / Tang Book
84.32%
94.30%
88.40%
106.83%
98.62%
Peer Group
(1)
New England Thrifts

Non-GAAP Financial Measures

	03/31/11
Tangible book value per share	
Book value per common share	$12.19
Effect of intangible assets per share	(.39)
Tangible book value per common share	$11.80
Tangible common equity	
Equity	$128,935
Intangible assets	4,121
Tangible equity	$124,418

Note: Dollars in thousands, except per share amounts

29

NON-GAAP FINANCIAL MEASURES

Core earnings is a non-GAAP financial measure derived from GAAP-based amounts. We calculate core earnin excluding one-time revenues and costs from reported net income. We believe that this non-GAAP financial provides information that is important to investors. However, this non-GAAP financial measure is suppleme is not a substitute for an analysis based on GAAP measures. As other companies may use different calculatio these measures, this presentation may not be comparable to other similarly titles measures reported by oth companies. A reconciliation of the non-GAAP measure of core earnings to the GAAP measure of net income forth below:

	For the Twelve Months Ended December 31,						3 months ended
	2005	2006	2007	2008	2009	2010	Mar 31, 2011
Reported net income	$3,397	$2,778	$1,412	($2,873)	$435	$3,003	$209
Adjustments:							
Securities Impairment				7,100			
FDIC Special Assessment					393		
Foundation Contribution							500
Tax Impact				(2,514)	(138)		(165)
Core net income	$3,397	$2,778	$1,412	$1,713	$690	$3,003	$544

Note: Dollars in thousands